UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2003

                                DANA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    VIRGINIA
                 (State or Other Jurisdiction of Incorporation)

           1-1063                                     34-4361040
  (Commission File Number)               (IRS Employer Identification Number)

                     4500 DORR STREET, TOLEDO, OHIO, 43615
          (Address of Principal Executive Offices, Including Zip Code)

                                 (419) 535-4500
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     99.1    Slide presentation for July 23, 2003 conference call.



ITEM 9.  REGULATION FD DISCLOSURE.

          This Current Report on Form 8-K and the attached exhibit are being furnished by Dana Corporation (Dana) pursuant to (i) Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and (ii)
Item 12 of Form 8-K, in accordance with Securities and Exchange Commission Release No. 33-8216, insofar as they disclose historical information regarding Dana's results of operations and financial condition for the fiscal quarter and the six months ended June 30, 2003.

          During a conference call on July 23, 2003, Dana Corporation's Chief Executive Officer, Joseph Magliochetti, and Chief Financial Officer, Robert Richter, intend to present the slide presentation furnished as Exhibit 99.1 to this Current Report.

          In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Dana Corporation
                                      (Registrant)

Date:  July 23, 2003                  By:  /s/ Michael L. DeBacker
                                         Name:   Michael L. DeBacker
                                         Title:  Vice President, General Counsel
                                                 and Secretary


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                                 EXHIBIT INDEX


99.1     Slide presentation for July 23, 2003 conference call.












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